Note 23. TerraForm Equity Offerings (Notes)	12 Months Ended
Dec. 31, 2014
IPO of Terraform [Abstract]
Initial Public Offering of TerraForm Power, Inc. [Text Block]
TERRAFORM POWER, INC. EQUITY OFFERINGS
Initial Public Offering and Related Transactions
On July 23, 2014, we completed the underwritten initial public offering of 23,074,750 Class A shares of TerraForm, our yieldco subsidiary, at a price to the public of $25.00 per share (the “TerraForm IPO”). All of the shares in the offering were sold by TerraForm, including 3,009,750 Class A shares sold to the underwriters pursuant to the underwriters’ exercise in full of their option to purchase additional shares. We received net proceeds of approximately $527.1 million, after deducting underwriting discounts, structuring fee commissions and related offering costs of $49.8 million. The shares of TerraForm began trading on the NASDAQ Global Select Market on July 18, 2014 under the ticker symbol “TERP.”
Private Placements and Related Transactions
Concurrently with the TerraForm IPO, Altai Capital Master Fund, Ltd. and Everstream Opportunities Fund I, LLC purchased $45.0 million and $20.0 million, respectively, of TerraForm Class A shares in separate private placements at $25.00 per share, resulting in the issuance of an additional 2,600,000 Class A shares.
Also concurrently with the TerraForm IPO, TerraForm acquired a controlling interest in Imperial Valley Solar 1 Holdings II, LLC, which owns the Mt. Signal project, from SRP in exchange for consideration consisting of (i) 5,840,000 Class B1 units (and a corresponding number of shares of Class B1 common stock) equal in value to $146.0 million, which SRP distributed to Riverstone, and (ii) 5,840,000 Class B units of TerraForm Power, LLC (and a corresponding number of shares of Class B common stock) equal in value to $146.0 million, which SRP distributed to SunEdison. See Note 3 for further details.
Capital Structure
Upon completion of the TerraForm IPO and the foregoing transactions, including the underwriters’ exercise of the overallotment option, we owned membership units representing 63.9% of the economic interest in the business, Altai Capital Master Fund, Ltd. and Everstream Opportunities Fund I, LLC owned membership units representing 1.8% and 1.7% of the economic interest in the business, respectively, Riverstone owned membership units representing 5.8% of the economic interest in the business and public purchasers of TerraForm’s shares in the TerraForm IPO owned membership units representing 22.8% of the economic interest in the business. The remaining ownership interests were granted to executive officers, directors, and employees as share-based compensation. Each share of TerraForm's Class A common stock and Class B1 common stock entitle its holder to one vote on all matters to be voted on by stockholders generally. Each share of Class B common stock entitles its holder to 10 votes on matters presented to TerraForm's stockholders generally. As the holder of all of TerraForm's outstanding Class B common stock, SunEdison will control a majority of the vote on all matters submitted to a vote of stockholders for the foreseeable future. TerraForm continues to be a consolidated entity, with a noncontrolling interest reported from July 23, 2014.
Financing Arrangements
Concurrently with the completion of the TerraForm IPO, Terra Operating LLC and Terra LLC (both wholly owned subsidiaries of TerraForm) entered into a $140.0 million revolving line of credit and a $300.0 million term loan. See Note 9 for further details.
Private Placement Offering
On November 26, 2014, TerraForm completed the sale of a total of 11,666,667 shares of its Class A common stock in a private placement offering to certain eligible investors for a net purchase price of $337.8 million. TerraForm used the net proceeds from the private placement offering to repay a portion of amounts outstanding under the TerraForm Term Loan.